UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026
DEEP ISOLATION NUCLEAR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56406	87-4225965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Addison Street, Suite 300 Berkeley, California	94704
(Address of Principal Executive Offices)	(Zip Code)
(509)-943-5222
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 14, 2026, Deep Isolation Nuclear, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing its financial results for the first quarter ended March 31, 2026.
As previously announced and set forth in the Press Release, the Company will host a conference call to discuss its operational and financial results for the first quarter ended March 31, 2026, followed by a live Q&A session, on May 14, 2026 at 8:30 a.m. ET. A webcast of the conference call will be accessible on the Company’s investor relations website at https://www.deepisolation.com/investors. The live conference call may also be accessed by telephone by dialing (877) 704-4453 or (201) 389-0920. For those unable to listen to the live conference call, a replay will be available after the call through the archived webcast on the Company’s investor relations website or by dialing (844) 512-2921 or (412) 317-6671. The access code for the replay is 13760350. The replay will be available for 30 days following the live call.
A copy of the Press Release referenced above is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.

On May 14, 2026, the Company updated its corporate presentation, a copy of which is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the 1934 Act, nor shall it be deemed “incorporated by reference” into any filing under the 1933 Act or the 1934 Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 14. 2026
99.2	Corporate Presentation as of May 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP ISOLATION NUCLEAR, INC.

Date: May 14, 2026	By:	/s/ Rodney Baltzer
Rodney Baltzer President and Chief Executive Officer
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